MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

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                    Supplement dated August 5, 1997 to the
                      Prospectus dated October 28, 1996


     The section entitled "Management of the Fund--Management and Advisory Arrangements" is revised to add the following:

     Hubertus Aarts became a Vice President of Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") in 1997. Mr. Aarts replaces Adrian Holmes and will be primarily responsible for the Fund's European investments.

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